SASCO 2005-GEL4
Credit Risk Manager Report
October 2005

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Table of Contents
Section One                 Executive Summary
Section Two                 Loan-Level Report
Section Three               Prepayment Premium Analysis
Section Four                Analytics

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-GEL4
Executive Summary
October 2005

Transaction Summary

Closing Date:                   09/30/2005
Trustee(s):                     U. S. Bank
Master Servicer:                Aurora Loan Services Master Servicing
Servicer(s):                    Aurora Loan Services, Ocwen Financial
				Services, Option One Mortgage,
				PHH Mortgage Services,
				Wells Fargo Bank, N.A.
Mortgage Insurer(s):            CMG Mortgage, General Electric Mortgage
				Insurance, Maryland Housing Fund, Mortgage
				Guaranty Insurance Corporation, PMI
				Mortgage Insurance Co., Radian Guaranty,
				Republic Mortgage Insurance Company,
				United Guaranty Residential Insurance
				Company
Delinquency Reporting Method:   OTS1

Collateral Summary
                        Closing Date	9/30/2005 2	9/30/2005 as
							Percentage of Closing
                                                        Date

Collateral Balance      $226,294,600    $214,286,794    94.69%
Loan Count              1,432           1,384           96.65%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



Loan-Level Analysis

Hurricane, Katrina, Rita, and Wilma

We have identified 58 loans with a total balance of $7,961,701 in this security that may be affected by Hurricane Katrina, Rita, or Wilma. These loans were identified through FEMAdesignated counties by zip code. Eleven loans with a total balance of $1,440,424 are located in public assistance zip codes and 47 loans with a total balance of $6,521,277 are located in individual assistance zip codes. We will place the delinquent loans that are located in the affected areas on our Watchlist for further monitoring in the upcoming months. Also, because the maximum amount of FEMA flood insurance that is allowed for residential properties is $250,000, we will be adding those loans with property values that exceed that amount to the Watchlist as well. We will continue to monitor these loans for delinquency status and losses that may arise from the damages in the upcoming months and to ensure that each loss is mitigated to the servicers best ability, including ensuring that proper insurance claims are filed.


Second Lien Statistics
                                Loan Count        Summed Balance
Total Outstanding Second Liens    339                $16,670,721
30 Days Delinquent                2                  $88,066
60 Days Delinquent                2                  $74,395
90+ Days Delinquent               0                  $0

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Prepayments

Distribution        Beginning        Total              Percentage of
Date                Collateral       Prepayments        Prepayments
                    Balance

10/25/2005          $222,435,336     $9,678,264         4.35

Prepayment Premium Analysis

In the 10/25/2005 remittance, seven loans with active prepayment flags were paid off, six of which had premiums remitted and one loan had a premium remitted without an active flag totaling $61,323. Loan number 6909093 was liquidated in the 10/25/2005 remittance with an active flag, but a premium was not remitted. Clayton has asked the servicer to explain why a premium was not remitted, and we are awaiting a response. Please refer to the Prepayment Premium Analysis section of this report for additional information on the loans that were paid off in September 2005.

Loss Analysis

In the 10/25/2005 remittance, this security experienced no losses to the trust.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Section Two

Loan-Level Report

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Loan-Level Report Definitions

 FICO : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C        The contractually due payment arrived on time.
3        The contractually due payment had not arrived within thirty days.
6        The contractually due payment had not arrived within sixty days.
9        The contractually due payment had not arrived within ninety days.
F        The property is in the process of foreclosure.
R        The property is real estate owned (REO).
0        The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL4 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
$42,119 6/1/2006 25.37% 6908799 $166,000
$164,443
BPO
9/11/2005
F
Monitor
$166,000
$154,000
100%
107%
1/1/2004
6/1/2005
GA
589
1
3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the servicer initated the foreclosure process on 9/16/2005. A BPO performed on 9/11/2005 valued the property has a two month foreclosure timeline. Clayton will continue to monitor this loan throughout foreclosure process to ensure that all timelines are adhered to by the at $154,000, a $12,000 or seven percent decline in value. Clayton estimates a loss of $42,119 for this loan at liquidation. The property is located in Georgia which servicer.
($66,590) 8/1/2006 -24.25% 6908813 $274,500
$269,060
BPO
6/5/2005
F
Monitor
$272,202
$393,000
101%
68%
4/1/2003
6/1/2005
CA
521
1
3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the servicer initated the foreclosure process on 9/15/2005. A BPO performed on 6/5/2005 valued the property at response. $393,000, a $120,798 or 44 percent increase in value. Clayton has asked the servicer to confirm that this large increase in value is accurate, and we are awaitng a
MS 11/1/1999 Internal Estimate $35,000 80% -20.28% 1 7/1/2006 $28,000 ($5,679) 6
6908840
$16,537 6/30/2005 Monitor - BK $33,181 50% 6/1/2005 572 3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. The borrower filed Chapter 13 monitor any proceeds that are received for disaster relief. bankruptcy on 6/22/2001. Clayton will continue to monitor this loan to ensure all loss mitigation actions are performed correctly by the servicer. We will also
NJ 12/1/2003 Internal Estimate $365,000 21% -56.00% 2 3/1/2007 $75,000 ($42,000)
3 6908857
$74,097 6/30/2005 Monitor $341,518 22% 7/1/2005 485 3318
Default Reason: (Unknown)
servicer utilizes effective second lien loss mitigation actions. 11/14/2005 This loan is a second lien, and the borrower has become delinquent. Clayton will continue to monitor this loan and the corresponding first lien to ensure the
FL 10/1/2003 BPO $152,000 89% -18.71% 1 9/1/2006 $136,000 ($25,446) 6 6908870
$133,575 7/25/2005 Monitor - Pay Plan $190,000 70% 6/1/2005 473 3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. The borrower has become delinquent, and Clayton will continue to monitor this loan to ensure all loss mitigation actions are performed correctly by the servicer. The borrower entered a payment plan on 8/25/2005 that is scheduled to end on 11/25/2005. We will also monitor any proceeds that are received for disaster relief.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL4 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
($99,837) 10/1/2006 -64.82% 6908875 $154,000
$152,426
Internal Estimate
6/30/2005
3
Monitor - Pay Plan
$325,000
$294,334
47%
52%
9/1/2004
7/1/2005
FL
471
1
3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. The borrower has become delinquent, and the servicer on 10/5/2005 that is scheduled to end on 12/5/2005. We will also monitor any proceeds that are received for disaster relief. Clayton will continue to monitor this loan to ensure all loss mitigation actions are performed correctly by the servicer. The borrower entered a payment plan with
PA 3/1/2005 Internal Estimate $70,000 20% 109.74% 2 3/1/2007 $14,000 $15,365 3
6908926
$13,968 6/30/2005 Monitor $55,622 25% 7/1/2005 705 3318
Default Reason: (Unknown)
servicer utilizes effective second lien loss mitigation actions. 11/14/2005 This loan is a second lien, and the borrower has become delinquent. Clayton will continue to monitor this loan and the corresponding first lien to ensure the
FL 11/1/2003 Internal Estimate $587,000 80% -3.50% 1 10/1/2006 $468,000
($16,394) 3 6909075
$464,852 6/30/2005 Monitor $556,613 84% 7/1/2005 549 3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. This loan has a high UPB of $464,852, well loss mitigation actions are effectively utilized by the servicer. We will also monitor any proceeds that are received for disaster relief. over the $250,000 maximum assistance provided by FEMA. The borrower has become delinquent, and Clayton will continue to monitor this loan to ensure all
TX 6/1/2002 Internal Estimate $122,000 98% -11.45% 1 7/1/2006 $120,000 ($13,745)
3 6909081
40.00% B $117,185 6/30/2005 Monitor $103,789 113% 7/1/2005 550 3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. The borrower has become delinquent, and received for disaster relief. Clayton will continue to monitor this loan to ensure all loss mitigation actions are performed correctly by the servicer. We will also monitor any proceeds that are
FL 3/1/2005 Internal Estimate $215,000 82% -89.76% 1 9/9/2005 $176,663
($158,577) 0 6909093
$0 6/30/2005 Monitor $177,583 0% 7/1/2005 547 3318
Default Reason: (Unknown)
11/14/2005 This loan was liquidated with an active prepayment flag, but a premium was not collected. Clayton has asked the servicer to explain why a premium was not collected, and we are awaiting a response.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL4 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
$15,238 9/1/2006 10.97% 6909111 $138,900
$136,050
Internal Estimate
6/30/2005
6
Monitor
$138,900
$148,905
100%
91%
8/1/2003
6/1/2005
FL
574
1
3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. The borrower has become delinquent, and received for disaster relief. Clayton will continue to monitor this loan to ensure all loss mitigation actions are performed correctly by the servicer. We will also monitor any proceeds that are
AL 6/1/2005 Internal Estimate $210,000 99% 46.11% 1 8/1/2007 $208,091 $95,951 3
6909554
$207,664 6/30/2005 Monitor $159,600 130% 7/1/2005 710 3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. The borrower has become delinquent, and Clayton will continue to monitor this loan to ensure all loss mitigation actions are performed correctly by the servicer. We will also monitor any proceeds that are received for disaster relief.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL4 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 Lien
Group
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6908738 2/1/2005
6/1/2005
NY
469
1
3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because it has a high UPB and the borrower has become 60 days delinquent.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Valuation
Valuation Date
Internal Estimate
6/30/2005
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV
Orig. Appr.
Current Value Current Bal
$323,000
$322,008
$380,000
$310,818
85%
104%
* Delinquency
Status
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage
$87,570 4/1/2007 27.11% 6
Monitor


Section Three

Prepayment Premium Analysis

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL4 Prepayments
Mortgage Data Through: September 30, 2005

                        			10/25/2005
Total Cash Flows

Remitted by Servicers         			$61,323
Remitted by Trustee         			$61,323
Difference                 			$0

Total Collections by the Servicer
                                                10/25/2005
Total Paid-Off Loans (A)                        58
Total Paid-Off Loans with Flags                 13

Exceptions
Expired Prepayment Clauses                      6

Liquidations (charge-offs, short sale, REO)     0
Acceleration of Debt                            0
Note did not Allow                              0
Total Exceptions                                6

Other Exceptions
Prohibited under State Statutes                 0

Loans with Active Prepayment Premium Flags
with Remitted Premiums ( B )                    0

Loans without Prepayment Flags with
Remitted Premiums                               1

Total Loans with Remitted Prepayment
Premiums ( C )                                  7

Loans with Active Prepayment Premiums ( D )     7

Premiums Remitted for Loans with Active
Prepayment Flags (B/D)                          85.71%

Total Loans with Remitted Premiums (C/D)        100.00%

Total Loans with Remitted Premiums to
the Total Paid-Off Loans (C/A)                  12.07%

Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL4
Mortgage Data Through: September 30, 2005

Clayton ST Del.   Orig. PPP  Exp.      Payoff   Premium  % of Premium
ID         String Date       Flag Date Balance  Remitted to Payoff
						         Balance

6909093* FL 0  1/12/2005  2  1/12/2007 $175,435 $0       0%
6909030  CO 0  9/20/2004  0  9/20/2004 $ 99,137 $4,856   5%
6908766  FL 0  10/1/2003  2  10/1/2005 $124,932 $6,247   5%
6909101  TX 0  3/25/2003  3  3/25/2006 $ 94,713 $4,038   4%
6908825  CA 0  12/3/2004  2  12/3/2006 $380,063 $11,970  3%
6908794  TX 0  12/4/2003  3  12/4/2006 $183,023 $11,002  6%
6909785  CA 0  2/28/2005  2  2/28/2007 $615,600 $17,114  3%
6909607  VA 0  2/28/2005  3  2/28/2008 $304,809 $6,096   2%

*Awaiting servicer's response

Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.


Section Four

Analytics

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL4 Delinquent Count Over Time
Mortgage Data Through: September 30, 2005
AsOfDate
9/30/2005	30 Days  60 Days  90 Days  Foreclosure  REO
	        37       34       12       2            1

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-GEL4 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2005
AsOfDate
9/30/2005 30 Days    60 Days    90 Days    Foreclosure  REO
	  7401217.14 5304258.19 1764276.34 433503.38    83008.17

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.